                                                                   EXHIBIT 10.17



      RECORDING REQUESTED BY

Network Appliance, Inc.

      AND WHEN RECORDED MAIL TO

W. Scott Biel
BROBECK, PHLEGER & HARRISON LLP
12390 El Camino Real
San Diego, California 92130

-------------------------------------- SPACE ABOVE THIS LINE FOR RECORDER'S USE


                  SHORT FORM TERMINATION OF OPERATIVE DOCUMENTS

               THIS SHORT FORM TERMINATION OF OPERATIVE DOCUMENTS (this "AGREEMENT") dated as of April ____, 2002 (the "EFFECTIVE DATE"), is made by and between BNP PARIBAS LEASING CORPORATION, a Delaware corporation, formerly know as BNP Leasing Corporation ("BNPPLC"), and NETWORK APPLIANCE, INC., a California corporation ("NAI").

                                    RECITALS

               This Agreement is entered into upon, and with respect to, the following facts and intentions:

A. BNPPLC and NAI have heretofore entered into the following agreements (collectively, the "OPERATIVE DOCUMENTS"):

        (1) With respect to "Phase I" as hereinafter described:

               a. Lease Agreement (Phase I) dated as of January 20, 1999 (as amended from time to time, the "PHASE I LEASE") covering, among other things, that certain land more particularly described as "Phase I" in Annex A attached hereto and incorporated herein by this reference (the "PHASE I LAND") and the buildings and other improvements thereon (collectively, the "PHASE I IMPROVEMENTS"), which was the subject of that certain Short Form of Lease (Phase
I) dated as of January 20, 1999 and recorded on January 20, 1999 in the Official Records of Santa Clara County, California ("OFFICIAL RECORDS") as Instrument Number 14605604 (the "SHORT FORM OF PHASE I LEASE"); and

               b. Purchase Agreement (Phase I) dated as of January 20, 1999 (as amended from time to time, the "PHASE I PURCHASE AGREEMENT") relating to the Phase I Land and Phase I Improvements, which was the subject of that certain Memorandum of Purchase Agreement (Phase I) dated as of January 20, 1999 and recorded on January 20, 1999 in the Official Records as Instrument Number 14605605 (the "MEMORANDUM OF PHASE I PURCHASE AGREEMENT"); and

               c. unrecorded Common Definitions and Provisions Agreement (Phase
I) dated as of January 20, 1999 (as amended from time to time, the "PHASE I CDPA") relating to the Phase I Lease and Phase I Purchase Agreement; and

        (2) With respect to "Phase II" as hereinafter described:

               a. Lease Agreement (Phase II - Land) dated as of May 3, 1999 (as amended from time to time, the "PHASE II LAND LEASE") covering that certain land more particularly described as "Phase II" in Annex A attached hereto and incorporated herein by this reference (the "PHASE II LAND"), which was the subject of that certain Short Form of Lease (Phase II - Land) dated as of May 3, 1999 and recorded on May 3, 1999 in the Official Records as Instrument Number 14788732 (the "SHORT FORM OF PHASE II LAND LEASE"); and

               b. Lease Agreement (Phase II - Improvements) dated as of May 3, 1999 (as amended from time to time, the "PHASE II IMPROVEMENTS LEASE") covering, among other things, the buildings and other improvements (collectively, the "PHASE II IMPROVEMENTS") on or relating to the Phase II Land, which was the subject of that certain Short Form of Lease (Phase II - Improvements) dated as of May 3, 1999 and recorded on May 3, 1999 in the Official Records as Instrument Number 14788733 (the "SHORT FORM OF PHASE II IMPROVEMENTS LEASE"); and

               c. Purchase Agreement (Phase II - Land) dated as of May 3, 1999 (as amended from time to time, the "PHASE II LAND PURCHASE AGREEMENT") relating to the Phase II Land, which was the subject of that certain Memorandum of Purchase Agreement (Phase II - Land) dated as of May 3, 1999 and recorded on May 3, 1999 in the Official Records as Instrument Number 14788734 (the "MEMORANDUM OF PHASE II LAND PURCHASE AGREEMENT"); and

               d. Purchase Agreement (Phase II - Improvements) dated as of May 3, 1999 (as amended from time to time, the "PHASE II IMPROVEMENTS PURCHASE AGREEMENT") relating to the Phase II Improvements, which was the subject of that certain Memorandum of Purchase Agreement (Phase II - Improvements) dated as of May 3, 1999 and recorded on May 3, 1999 in the Official Records as Instrument Number 14788735 (the "MEMORANDUM OF PHASE II IMPROVEMENTS PURCHASE AGREEMENT"); and

               e. unrecorded Common Definitions and Provisions Agreement (Phase II - Land) and unrecorded Common Definitions and Provisions Agreement (Phase II
- Improvements), each dated as of May 3, 1999 (as amended from time to time, collectively, the "PHASE II CDPAS") relating, respectively, to the Phase II Land Lease and Phase II Land Purchase Agreement, and the Phase II Improvements Lease and Phase II Improvements Purchase Agreement; and

        (3) With respect to "Phase III" as hereinafter described:

               a. Lease Agreement (Phase III - Land) dated as of May 1, 2000 (as amended from time to time, the "PHASE III LAND LEASE") covering that certain land more particularly described as "Phase III" in Annex A attached hereto and incorporated herein by this reference (the "PHASE III LAND"), which was the subject of that certain Short Form of Lease (Phase III - Land) dated as of May 1, 2000 and recorded on May 1, 2000 in the Official Records as Instrument Number 15231406 (the "SHORT FORM OF PHASE III LAND LEASE"); and

               b. Lease Agreement (Phase III - Improvements) dated as of June 16, 1999 (as amended from time to time, the "PHASE III IMPROVEMENTS LEASE") covering, among other things, the buildings and other improvements (collectively, the "PHASE III IMPROVEMENTS") on or relating to the Phase III Land, which was the subject of that certain Short Form of Lease

(Phase III - Improvements) dated as of June 16, 1999 and recorded on June 22, 1999 in the Official Records as Instrument Number 14866396 (the "SHORT FORM OF PHASE III IMPROVEMENTS LEASE"); and

               c. Purchase Agreement (Phase III - Land) dated as of May 1, 2000 (as amended from time to time, the "PHASE III LAND PURCHASE AGREEMENT") relating to the Phase III Land, which was the subject of that certain Memorandum of Purchase Agreement (Phase III - Land) dated as of May 1, 2000 and recorded on May 1, 2000 in the Official Records as Instrument Number 15231407 (the "MEMORANDUM OF PHASE III LAND PURCHASE AGREEMENT"); and

               d. Purchase Agreement (Phase III - Improvements) dated as of June 16, 1999 (as amended from time to time, the "PHASE III IMPROVEMENTS PURCHASE AGREEMENT") relating to the Phase III Improvements, which was the subject of that certain Memorandum of Purchase Agreement (Phase III - Improvements) dated as of June 16, 1999 and recorded on June 22, 1999 in the Official Records as Instrument Number 14866397 (the "MEMORANDUM OF PHASE III IMPROVEMENTS PURCHASE AGREEMENT"); and

               e. unrecorded Common Definitions and Provisions Agreement (Phase III - Land) dated May 1, 2000, and unrecorded Common Definitions and Provisions Agreement (Phase III - Improvements) dated as of June 16, 1999 (as amended from time to time, collectively, the "PHASE III CDPAS") relating, respectively, to the Phase III Land Lease and Phase III Land Purchase Agreement, and the Phase III Improvements Lease and Phase III Improvements Purchase Agreement; and

        (4) With respect to "Phase IV" as hereinafter described:

               a. Lease Agreement (Phase IV - Land) dated as of October 2, 2000 (as amended from time to time, the "PHASE IV LAND LEASE") covering that certain land more particularly described as "Phase IV" in Annex A attached hereto and incorporated herein by this reference (the "PHASE IV LAND"), which was the subject of that certain Short Form of Lease (Phase IV - Land) dated as of October 2, 2000 and recorded on October 17, 2000 in the Official Records as Instrument Number 15424411 (the "SHORT FORM OF PHASE IV LAND LEASE"); and

               b. Lease Agreement (Phase IV - Improvements) dated as of October 2, 2000 (as amended from time to time, the "PHASE IV IMPROVEMENTS LEASE") covering, among other things, the buildings and other improvements (collectively, the "PHASE IV IMPROVEMENTS") on or relating to the Phase IV Land, which was the subject of that certain Short Form of Lease (Phase IV - Improvements) dated as of October 2, 2000 and recorded on October 17, 2000 in the Official Records as Instrument Number 15424413 (the "SHORT FORM OF PHASE IV IMPROVEMENTS LEASE"); and

               c. Purchase Agreement (Phase IV - Land) dated as of October 2, 2000 (as amended from time to time, the "PHASE IV LAND PURCHASE AGREEMENT") relating to the Phase IV Land, which was the subject of that certain Memorandum of Purchase Agreement (Phase IV - Land) dated as of October 2, 2000 and recorded on October 17, 2000 in the Official Records as Instrument Number 15424412 (the "MEMORANDUM OF PHASE IV LAND PURCHASE AGREEMENT"); and

               d. Purchase Agreement (Phase IV - Improvements) dated as of October 2, 2000 (as amended from time to time, the "PHASE IV IMPROVEMENTS PURCHASE AGREEMENT") relating to the Phase IV Improvements, which was the subject of that certain Memorandum of Purchase Agreement (Phase IV - Improvements) dated as of October 2, 2000 and recorded on October 17, 2000 in the Official Records as Instrument Number 15424414 (the "MEMORANDUM OF PHASE IV IMPROVEMENTS PURCHASE AGREEMENT"); and

               e. unrecorded Common Definitions and Provisions Agreement (Phase IV - Land) dated October 2, 2000, and unrecorded Common Definitions and Provisions Agreement (Phase IV - Improvements) dated as of October 2, 2000 (as amended from time to time, collectively, the "PHASE IV CDPAS") relating, respectively, to the Phase IV Land Lease and Phase IV Land Purchase Agreement, and the Phase IV Improvements Lease and Phase IV Improvements Purchase Agreement; and

        (5) With respect to "Phase V" as hereinafter described:

               a. Lease Agreement (Phase V - Land) dated as of March 1, 2000 (as amended from time to time, the "PHASE V LAND LEASE") covering that certain land more particularly described as "Phase V" in Annex A attached hereto and incorporated herein by this reference (the "PHASE V LAND"), which was the subject of that certain Short Form of Lease (Phase V - Land) dated as of March 1, 2000 and recorded on March 1, 2000 in the Official Records as Instrument Number 15168276 (the "SHORT FORM OF PHASE V LAND LEASE"); and

               b. Lease Agreement (Phase V - Improvements) dated as of March 1, 2000 (as amended from time to time, the "PHASE V IMPROVEMENTS LEASE") covering, among other things, the buildings and other improvements (collectively, the "PHASE V IMPROVEMENTS") on or relating to the Phase V Land, which was the subject of that certain Short Form of Lease (Phase V - Improvements) dated as of March 1, 2000 and recorded on March 1, 2000 in the Official Records as Instrument Number 15168277 (the "SHORT FORM OF PHASE V IMPROVEMENTS LEASE"); and

               c. Purchase Agreement (Phase V - Land) dated as of March 1, 2000 (as amended from time to time, the "PHASE V LAND PURCHASE AGREEMENT") relating to the Phase V Land, which was the subject of that certain Memorandum of Purchase Agreement (Phase V - Land) dated as of March 1, 2000 and recorded on March 1, 2000 in the Official Records as Instrument Number 15168278 (the "SHORT FORM OF PHASE V LAND PURCHASE AGREEMENT"); and

               d. Purchase Agreement (Phase V - Improvements) dated as of March 1, 2000 (as amended from time to time, the "PHASE V IMPROVEMENTS PURCHASE AGREEMENT") relating to the Phase V Improvements, which was the subject of that certain Memorandum of Purchase Agreement (Phase V - Improvements) dated as of March 1, 2000 and recorded on March 1, 2000 in the Official Records as Instrument Number 15168279 (the "SHORT FORM OF PHASE V IMPROVEMENTS PURCHASE AGREEMENT"); and

               e. unrecorded Common Definitions and Provisions Agreement (Phase V - Land) dated March 1, 2000, and unrecorded Common Definitions and Provisions Agreement (Phase V - Improvements) dated as of March 1, 2000 (as amended from time to time, collectively, the

"PHASE V CDPAS") relating, respectively, to the Phase V Land Lease and Phase V Land Purchase Agreement, and the Phase V Improvements Lease and Phase V Improvements Purchase Agreement.

B. As used in this Agreement, capitalized terms defined, respectively, in a CDPA (hereinafter defined) and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the applicable CDPA. For purposes of this Agreement, each of the Phase I CDPA, Phase II CDPAs, Phase III CDPAs, Phase IV CDPAs and Phase V CDPAs is referred to herein as a "CDPA" or collectively as, the "CDPAS."

C. BNPPLC and NAI, among others, have entered into that certain unrecorded Termination of Operative Documents ("TERMINATION") dated of even date herewith, the terms and provisions of which are incorporated herein by this reference, and this Agreement is intended for the purpose of recordation and to put third parties on notice of the terms of the Termination; provided that, in the event of a conflict between this Agreement and the Termination, the Termination shall control.

                                    AGREEMENT

               NOW, THEREFORE, for good and valuable consideration the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        (1) Recitals Incorporated. The recitals above are incorporated herein by this reference.

        (2) Termination of Operative Documents. Subject to the terms and conditions of the Termination, the Operative Documents are hereby terminated.

        (3) Binding Effect. The terms, provisions, covenants, and conditions hereof shall be binding upon NAI and BNPPLC and their respective successors and assigns, and any other party claiming through either of them, and shall inure to the benefit of NAI and BNPPLC and all transferees, mortgagees, successors and assigns.

        (4) Miscellaneous. This Agreement and any other agreement relating hereto and executed concurrently herewith represent the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior negotiations and agreement between BNPPLC and NAI concerning the subject matter hereof. No amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by the parties hereto. This Agreement shall be governed by and construed in accordance with the laws of the State of California without regard to conflict or choice of laws. Words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall be a single instrument.

                            [Signature pages follow]

               IN WITNESS WHEREOF, BNPPLC and NAI have signed this Agreement to be effective as of the Effective Date set forth above.

                                        BNP PARIBAS LEASING CORPORATION,
                                        a Delaware corporation


                                        By: __________________________________

                                            Name: ____________________________

                                            Title: ___________________________



STATE OF TEXAS               )
COUNTY OF ________________   ) ss.

On April ____, 2002, before me ____________________________, a Notary Public in and for the County and State aforesaid, personally appeared ___________________ ___________________________________, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS, my hand and official seal.

_________________________________

[Continuation of signature pages to Short Form Termination of Operative Documents.]


                                        NETWORK APPLIANCE, INC.,
                                        a California corporation


                                        By: __________________________________

                                            Name: ____________________________

                                            Title: ___________________________

STATE OF CALIFORNIA          )
COUNTY OF ________________   ) ss.

On April ____, 2002, before me ___________________________, a Notary Public in and for the County and State aforesaid, personally appeared __________________ ____________________________________, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS, my hand and official seal.

_________________________________

                                     ANNEX A

                                LEGAL DESCRIPTION

REAL PROPERTY in the City of Sunnyvale, County of Santa Clara, State of California, a part of Rancho Pastoria Las Borregas, described as follows:

PHASE I

PARCEL "A", so designated and delineated on the Parcel Map recorded October 25, 1966 in Book 216 of Maps, page 2, Santa Clara County Records.

EXCEPTING THEREFROM those portions thereof described in the Deed to Santa Clara Valley Transit District, recorded October 24, 1997, Document No. 13912193, Official Records.

ALSO EXCEPTING THEREFROM that portion of said PARCEL "A" described in the Lot Line Adjustment Quitclaim Deed by 495 Java Drive Associates, L.P. to 475 Java Drive Associates, L.P. recorded September 16, 1998, Document No. 14395998, Official Records, as follows:

Beginning at the Northwest corner of said Parcel "A"; thence along the Westerly line thereof, South 14 (Degree) 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 (Degree) 52' 02" East 134.85 feet; thence North 51 (Degree) 07' 58" West 49.68; thence North 38 (Degree) 52' 02" East 87.23 feet to the Northerly line of said Parcel "A"; thence along said Northerly line North 75 (Degree) 07' 58" West 44.97 feet to the point of beginning.

TOGETHER WITH that portion of PARCEL 'A', so designated and delineated on the Parcel Map recorded November 10, 1971 in Book 292 of Maps, page 41, Santa Clara County Records, described in the Lot Line Adjustment Quitclaim Deed by 475 Java Drive Associates, L.P. to 495 Java Drive Associates, L.P., recorded September 16, 1998, Document No. 14395997, Official Records, as follows:

Commencing at the Northwest corner of PARCEL "A", so designated and delineated on the Parcel Map recorded October 25, 1966 in Book 216 of Maps at page 2; thence along the Westerly line of said PARCEL "A", South 14 (Degree) 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X", the true point of beginning; thence continuing along the Westerly line of said Parcel "A", South 14 (Degree) 51' 33" West 186.10 feet to a point on the Northeasterly line of the parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997, Document No. 13912192, Official Records, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 (Degree) 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 (Degree) 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 (Degree) 52' 02" East 164.71 feet to the true point of beginning.

APN: 110-32-013  ARB: 110-3-X57, 66.02

PHASE II

PARCEL "A", so designated and delineated on the Parcel Map recorded August 28, 1974 in Book 345 of Maps, page 20, Santa Clara County Records.

APN: 110-32-004  ARB: 110-3-65.01

(CONTINUED ON NEXT PAGE)

(DESCRIPTION CONTINUED)

PHASE III

PARCEL "A", so designated and delineated on the Parcel Map recorded November 10, 1971 in Book 292 of Maps, page 41, Santa Clara County Records.

EXCEPTING THEREFROM that portion thereof described in the Deed to Santa Clara Valley Transit District, recorded October 24, 1997, Document No. 13912192, Official Records.

ALSO EXCEPTING THEREFROM that portion of said PARCEL 'A' described in the Lot Line Adjustment Quitclaim Deed by 475 Java Drive Associates, L.P. to 495 Java Drive Associates, L.P. recorded September 16, 1998, Document No. 14395997, Official Records, as follows:

Commencing at the Northwest corner of PARCEL "A", so designated and delineated on the Parcel Map recorded October 25, 1966 in Book 216 of Maps at page 2; thence along the Westerly line of said PARCEL "A", South 14 (Degree) 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X", the true point of beginning; thence continuing along the Westerly line of said Parcel "A", South 14 (Degree) 51' 33" West 186.10 feet to a point on the Northeasterly line of the parcel of land described in the deed to Santa Clara Valley Transit District, recorded October 24, 1997, Document No. 13912192, Official Records, said point being on a non-tangent curve concave Southwesterly and having a radius of 1002.05 feet, a radial line through said point bears North 45 (Degree) 01' 56" East; thence Northwesterly along said Northeasterly line and along said curve through a central angle of 04 (Degree) 20' 28" an arc length of 75.92 feet; thence leaving said Northeasterly line non-tangent from last said curve North 38 (Degree) 52' 02" East 164.71 feet to the true point of beginning.

TOGETHER WITH that portion of PARCEL "A", so designated and delineated on the Parcel Map recorded October 25, 1966 in Book 216 of Maps, page 2, Santa Clara County Records, described in the Lot Line Adjustment Quitclaim Deed by 495 Java Drive Associates, L.P. to 475 Java Drive Associates, L.P. recorded September 16, 1998, Document No. 14395998, Official Records, as follows:

Beginning at the Northwest corner of said Parcel "A"; thence along the Westerly line thereof, South 14 (Degree) 51' 33" West 223.09 feet to a point hereinafter referred to as Point "X"; thence leaving said Westerly line North 38 (Degree) 52' 02" East 134.85 feet; thence North 51 (Degree) 07' 58" West 49.68; thence North 38 (Degree) 52' 02" East 87.23 feet to the Northerly line of said Parcel "A"; thence along said Northerly line North 75 (Degree) 07' 58" West 44.97 feet to the point of beginning.

APN: 110-32-015  ARB: 110-3-X66, 57.03

PHASE IV

PARCEL 1 and PARCEL 2, so designated and delineated on the Parcel Map recorded July 7, 1994 in Book 657 of Maps, page 9, Santa Clara County Records.

PARCEL 2, so designated and delineated on the Parcel Map recorded October 7, 1998 in Book 708 of Maps, pages 51 and 52, Santa Clara County Records.

PARCEL 2, so designated and delineated on the Parcel Map recorded November 17, 1976 in Book 383 of Maps, page 35, Santa Clara County Records.

APN: 110-32-002, 006, 007, 012  ARB: 110-3-X65, 65.02, 65.11

(CONTINUED ON NEXT PAGE)

(DESCRIPTION CONTINUED)

PHASE V

All of Parcel 1, as shown upon that certain Map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of Parcel 5, as shown on Map recorded in Book 413 of Maps, at page 53, Santa Clara County Records, City of Sunnyvale, Santa Clara County, California," which Map was filed for recorded in the office of the Recorder of the County of Santa Clara, State of California on July 18, 1978 in Book 423 of Maps, at page 13.

Excepting therefrom the following described property granted to the Santa Clara County Transit District March 28, 1997 under Series No. 13654560:

All of that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, and being a portion of Parcel 1, as said Parcel 1 is shown on that certain Parcel Map filed in Book 423 of Maps, pages 13, Records of Santa Clara County, California, and more particularly described as follows:

Beginning at the point of intersection of the centerlines of Fair Oaks Avenue and Crossman Road, as said Avenue and Road are shown on said Parcel Map; thence Northerly along said centerline of Crossman Road North 18 (Degree) 37' 09" East
82.70 feet; thence Easterly at right angle from said centerline of Crossman Road 71 (Degree) 22' 51" East 54.89 feet to a point on a curve on the Easterly line of said Crossman Road; thence from a tangent bearing of South 9 (Degree) 32' 30" West along said Easterly line of Crossman Road and along said curve concave Easterly with a radius of 108.99 feet through a central angle of 11 (Degree) 34' 01" and an arc length of 22.00 feet to the true point of beginning of this description; thence continuing Southerly and Southeasterly along said Easterly line of Crossman Road the following four (4) described courses: (1) continuing along said curve (from a tangent bearing of South 2 (Degree) 01' 41" East) concave Easterly with a radius of 108.99 feet through a central angle of 23 (Degree) 25' 59" an arc length of 44.58 feet: (2) South 25 (Degree) 27' 40" East
79.86 feet to a curve; (3) Southeasterly along said curve concave Northeasterly with a radius of 108.99 feet, through a central angle of 9 (Degree) 00' 00" and an arc length of 17.12 feet: (4) South 34 (Degree) 27' 40" East 23.31 feet to the Northeasterly line of said Fair Oaks Avenue; thence Southeasterly along said Northeasterly line of Fair Oaks Avenue South 50 (Degree) 50' 59" East 139.04 feet; thence leaving said Northeasterly line of Fair Oaks Avenue North 34 (Degree) 36' 17" West 57.40 feet; thence North 50 (Degree) 50' 13" West 32.20 feet; thence North 34 (Degree) 36' 17" West 205.73 feet to the true point of beginning.


APN: 110-36-020
ARB: 110-4-23.02.06